Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

           In connection with the Annual Report on Form 10-K of Ampal – American Israel Corporation (the “Company”) for the year ended December 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Irit Eluz, Chief Financial Officer and Senior Vice President – Finance and Treasurer of the Company, certifies, to the best of her knowledge, pursuant to 18 U.S.C. sec. 1350, as adopted pursuant to sec. 906 of the Sarbanes-Oxley Act of 2002, that:

            (1)   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

           (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 28, 2012

By:	/s/ Irit Eluz
Irit Eluz, Chief Financial Officer and Senior Vice President – Finance and Treasurer